SUPPLEMENT DATED AUGUST 9, 2004

TO PROSPECTUSES DATED MAY 1, 2003 FOR

FUTURITY NY VARIABLE AND FIXED ANNUITY

FUTURITY ACCOLADE NY VARIABLE AND FIXED ANNUITY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

At a meeting of shareholders held on August 5, 2004, it was voted to terminate and liquidate the following Funds:
SCSM Alger Growth
SCSM Alger Income and Growth
SCSM Alger Small Capitalization
SCSM Davis Financial
SCSM Neuberger Berman Mid Cap Growth
SCSM Neuberger Berman Mid Cap Value
SCSM Value Equity
SCSM Value Managed
SCSM Value Mid Cap
SCSM Investors Foundation
SCSM Select Equity

On August 6, 2004, the assets of each Fund were liquidated, the liquidation proceeds were distributed to the respective Fund's shareholders, and the existence of each Fund was terminated. Therefore, the corresponding Sub-Accounts investing in these Funds are no longer available for investment.

SCFUTNY - 804